UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): December 16, 2002

                       ELECTRO SCIENTIFIC INDUSTRIES, INC.
             (Exact name of registrant as specified in its charter)

           OREGON                       0-12853                   93-0370304
(State or other jurisdiction          (Commission               (IRS Employer
      of incorporation)               File Number)           Identification No.)

13900 NW Science Park Drive, Portland, Oregon                       97229
   (Address of principal executive offices)                       (Zip Code)

       Registrant's telephone number, including area code: (503) 641-4141

                                    No Change
          (Former name or former address, if changed since last report)

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Item 5. Other Events

      On December 16, 2002, Electro Scientific Industries, Inc. (the "Company") announced that James T. Dooley was appointed president and chief executive officer of the Company. Mr. Dooley was also elected as a director of the Company. Mr. Dooley has been senior vice president, chief financial officer and acting chief operating officer since April 2002. The Company's press release announcing these events is attached hereto as Exhibit 99.1.

Item 7. Financial Statements and Exhibits

      (c)   Exhibits.

            99.1  Press release dated December 16, 2002.

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                                    SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 16, 2002.

                                            Electro Scientific Industries, Inc.


                                            By /s/ John E. Isselmann, Jr.
                                               ---------------------------------
                                               John E. Isselmann, Jr.
                                               General Counsel and Assistant
                                               Corporate Secretary

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                                  EXHIBIT INDEX

Exhibit     Description

99.1        Press release dated December 16, 2002.